EXHIBIT 32.1
CERTIFICATION OF CHIEF EXECUTIVE OFFICER
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350)
The undersigned executive officer of First BancTrust Corporation (the “Registrant”) hereby certifies that the Registrant’s Form 10-Q for the three months ended June 30, 2007 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained therein fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

/s/ Terry J. Howard
Name:	Terry J. Howard
Title:	Chief Executive Officer and President

Date: August 10, 2007